UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2026

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 10, 2026, Better Home & Finance Holding Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, holders of a majority of the voting power of the shares of the Company’s Class A common stock and Class B common stock outstanding as of the April 15, 2026 record date were present in person or by remote communication, or represented by proxy. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026.

Proposal 1 - Election of Directors. Each of the following nominees was elected to serve as a director for a term expiring at the next annual meeting of stockholders of the Company and until their successors are elected and qualified or until their earlier death, resignation, disqualification or removal.

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Harit Talwar	10,256,829	5,637,357	695,422	4,041,968
Vishal Garg	16,511,173	76,135	2,300	4,041,968
David Barse	14,619,686	1,964,621	5,301	4,041,968
Michael Farello	14,820,419	1,073,629	695,560	4,041,968
Hugh R. Frater	16,550,106	34,191	5,311	4,041,968
Arnaud Massenet	12,918,058	2,975,901	695,649	4,041,968
Bhaskar Menon	13,497,382	2,396,679	695,547	4,041,968
Prabhu Narasimhan	14,383,460	1,511,104	695,044	4,041,968

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,575,834	37,151	18,591	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: June 16, 2026	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Corporate Secretary